SECURITIES AND EXCHANGE COMMISSION
																	Washington, D.C. 20549

																								FORM 8-K

																			CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22,1995

SCI Systems, Inc.
(Exact name of registrant as specified in its charter)


Delaware                        0-2251                       63-0583436
(State or other jurisdiction)     (Commission File          (IRS Employer
				of incorporation)              Number)              Identification No.)

c/o SCI Systems (Alabama), Inc.
2101 West Clinton Avenue, Huntsville, Alabama        35805
(Address of principal executive offices)            (Zip Code)

(302) 998-0592
(Registrant's telephone number, including area code)


Not Applicable
(Former name or former address, if changed since last report)


Item 5.  Other Events.

The Company announced that it has called all of the Company's outstanding
5 5/8% Subordinated Convertible Debentures (due March 1, 2012) for redemption on September 1, 1995. A copy of the Company's August 1, 1995 Notice of Redemption mailed to all Debentureholders and August 3, 1995 Press Release are attached hereto and are incorporated herein.


	SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


																																														SCI SYSTEMS, INC.


Date:  August 22, 1995                       By:Olin B. King /s/
																																																Olin B. King
																																																Chairman of the Board and
																																																Chief Executive Officer





(NOTICE OF REDEMPTION)

August 1, 1995

To the Holders of Our 5 5/8%
Convertible Subordinated Debentures due March 1, 2012

					SCI Systems, Inc. (the ``Company'') has decided to redeem, on
					September 1, 1995 (the ``Redemption Date''), all of its outstanding
					5 5/8% Convertible Subordinated Debentures due March 1, 2012 (the
					``Debentures'') at a redemption price of $1,039.38 (which includes
					premium of $11.25 and accrued interest of $28.13) per $1,000 principal
					amount of Debentures. Enclosed please find a formal Notice of Redemption.

					AS AN ALTERNATIVE TO REDEMPTION, YOU HAVE A RIGHT TO CONVERT THE DEBEN-
					TURES HELD BY YOU INTO COMMON STOCK OF THE COMPANY BY DELIVERING THE
					DEBENTURES TO THE REGISTRAR AND TRANSFER AGENT, WHICH IS WACHOVIA BANK
					OF SOUTH CAROLINA, N.A., CORPORATE TRUST OPERATIONS - SC9324 ROOM 130-B,
					101 GREYSTONE BLVD., COLUMBIA, S.C. 29226 OR AT ITS NEW YORK DROP
					FACILITY LOCATED AT WACHOVIA BANK OF SOUTH CAROLINA, N.A., C/O IBJ
					SCHRODER BANK & TRUST COMPANY, ATTENTION:
				SECURITIES PROCESSING WINDOW, SC-1, 1 STATE STREET PLAZA,
				NEW YORK, N.Y. 10004 AT ANY TIME UP TO, BUT NOT AFTER, THE CLOSE OF
				BUSINESS ON SEPTEMBER 1, 1995, IF DELIVERED IN SOUTH CAROLINA, BUT NO
				LATER THAN 3 P.M. LOCAL TIME IF DELIVERED AT THE NEW YORK DROP FACILITY.
				If you elect to convert your Debentures, you will receive one share of
				Common Stock for each $21.33 principal amount of Debentures held by you
				and cash in lieu of fractional shares, plus interest accrued on the
				Debentures from March 1, 1995 to the date of conversion.

					We urge you to consider the alternatives to redemption that are
					available to holders of the Debentures before the close of business
					on September 1, 1995. These alternatives are:
						(1)     tax-free conversion of Debentures (except with respect to any
						cash received in lieu of fractional shares and interest to the date of
						conversion) into Common stock of the Company at the rate of 46.88
						shares of Common Stock (subject to adjustment for fractional shares)
						for each $1,000.00 principal amount of Debentures held by you, or
					(2)     taxable sale of Debentures through usual brokerage facilities
					sufficiently in advance ofSeptember 1, 1995 to permit the buyer to
					convert the Debentures into Common Stock.

					These alternatives are described in more detail in the formal Notice of
					Redemption, a copy of which is enclosed. Please note that your failure
					to act will result in automatic redemption of the Debentures.

					For your information the low and high sales prices of the Company's
					Common Stock on the National Association of Securities Dealers Automated
					Quotation/National Market System on July 26, 1995, as reported by The
					Wall Street Journal, were $26.50 and $26.87 per share, respectively.
					Based upon those prices, the market value of the Common Stock into which
					the Debentures are convertible is greater than the redemption price of
					the Debentures. It is to your advantage to convert your Debentures into
					Common Stock so long as the market price of the Common Stock is at
					least $21.57 ($1,011.25, the Redemption Price, exclusive of accrued
					interest, divided by 46.88 shares, the number of shares received for
					each $1,000 principal amount of Debenture upon conversion) per share,
					since you will receive upon conversion Common Stock having a greater
					market value than the amount of cash which would be received upon
					surrender of Debentures for redemption. Please consult with your own
					financial advisor as to which option is most suitable for you.

					For your convenience, we enclose a Letter of Transmittal which you
					may use for return of your Debentures. We strongly urge that the
					enclosed Letter of Transmittal and addressed envelope be used.
					Please follow the instructions closely and indicate the alternative
					chosen. FAILURE TO INDICATE THE ALTERNATIVE WILL RESULT IN AUTOMATIC
					CONVERSION OF THE DEBENTURE INTO COMMON STOCK. IF YOU USE THE MAILS,
					BE SURE TO ALLOW ADEQUATE TIME FOR DELIVERY, SINCE  DELAYS IN DELIVERY
					COULD RESULT IN THE LOSS OF THE ALTERNATIVES TO REDEMPTION.

					Please read carefully the enclosed Notice of Redemption, particularly
					the information as to the Federal income tax consequences of redemption
					or sale of your Debentures, as contrasted to their conversion into
					Common Stock, and the instructions which are included with the Letter of
					Transmittal. Should you have questions concerning them, please contact
					your broker or financial advisor.


																																																		Sincerely yours,

																																																		Olin B. King /s/
																																																		Olin B. King
																																																	Acting Chief Financial Officer



NOTICE OF REDEMPTION OF SCI SYSTEMS, INC.
5 5/8% Convertible Subordinated Debentures Due March 1, 2012
CUSIP #783890AB2
Redemption Date September 1, 1995
Conversion Privilege Expires September 1, 1995

Notice is hereby given that, pursuant to the terms of the Indenture dated as of March 1, 1987 between SCI Systems, Inc. (the ``Company'') and Wachovia Bank of Georgia, N.A., as successor bank to The First National Bank of Atlanta, as Trustee (the ``Trustee''), the Company has elected to redeem and will redeem on September 1, 1995 (the ``Redemption Date'') all of its outstanding 5 5/8% Convertible Subordinated Debentures Due March 1, 2012 (the ``Debentures''), at $1,039.38 per $1,000.00 principal amount of Debentures, consisting of a redemption price of 101.1250% of their principal amount plus accrued interest from March 1, 1995 to the Redemption Date in the amount of $28.13 for each $1,000 principal amount of Debentures. Payment of the redemption price and accrued interest will be made at the office of Wachovia Bank of South Carolina, N.A., Corporate Trust Operations - SC9324, Room 130-B, 101 Greystone Blvd., Columbia, S.C. 29226, on or after the Redemption Date upon presentation and surrender of the Debentures. The Debentures are presently convertible into one share of common stock ($.10 par value) (``Common Stock'') of the Company for each $21.33 principal amount of Debentures held.

Holders of Debentures may, as alternatives to redemption, (i) sell Debentures through usual brokerage facilities sufficiently in advance of the expiration date of the Conversion Privilege to permit the buyer to convert the Debentures into Common Stock or (ii) convert the Debentures (or any portion of the principal amount thereof which is $1,000 or an integral multiple thereof) into Common Stock before the close of business on September 1, 1995, the expiration date of the Conversion Privilege. The last reported closing sales price on July 26, 1995 for the Debentures on the National Association of Securities Dealers Automated Quotation/National Market System (``NASDAQ/NMS'') as reported in The Wall Street Journal was $124.00.
The low and high sales price for the Common Stock on July 26, 1995 on the NASDAQ/NMS, as reported in The Wall Street Journal, were $26.50 and $26.87 per share, respectively. Based on an average of these low and high sales prices of $26.69 per share, the 46.88 shares into which each $1,000 principal amount of Debentures is convertible had a market value of $1,251.23 as of such date.

The right to convert the Debentures into Common Stock will expire at the close of business on September 1, 1995, and after that date no further conversion of the Debentures can be made. It is to your advantage to convert your Debentures into Common Stock so long as the market price of the Common Stock is at least $21.57 ($1,011.25, the Redemption Price, exclusive of accrued interest, divided by 46.883 shares, the number of shares received for each $1,000 principal amount of Debentures upon conversion) per share, since you will receive upon conversion Common Stock having a greater market value than the amount of cash which would be otherwise receivable if you had surrendered the Debentures for redemption. Please consult with your own financial advisor as to which option is most suitable for you.

Conversion of Debentures into Common Stock. The principal amount of the Debentures is convertible, until the close of business on September 1, 1995, into shares of Common Stock at a conversion price of $21.33 per share. Holders of Debentures may convert their Debentures into shares of Common Stock upon surrender of the Debentures at the office of Wachovia Bank of South Carolina, N.A., Corporate Trust Operations - SC9324, Room 130-B, 101 Greystone Blvd., Columbia, S.C. 29226 or at its New York drop facility located at Wachovia Bank of South Carolina, N.A., c/o IBJ Schroder Bank & Trust Company, Attention: Securities Processing Windows, SC-1, 1 State Street Plaza, New York, N.Y. 10004, prior to the close of if delivered in South Carolina, business on September 1, 1995, but no later than 3 p.m. local time if delivered at the New York drop facility, accompanied by written notice (which may be the enclosed Letter of Transmittal or the ``Conversion Notice'' on the reverse of the Debenture) that the holder elects to convert such Debentures and stating the name or names (with address) in which the stock certificate is to be issued. If shares issuable upon conversion are to be issued in the name of a person other than the registered holder of the Debentures, the Debentures must be accompanied by appropriate written instruments of transfer and payment of any applicable stock transfer taxes. No adjustment will be made upon conversion of Debentures for accrued interest thereon; however, interest accrued to the date of conversion will be paid on the portion of any Debenture being converted after the date of this Notice. The Record Date for the current Interest Period (March 1, 1995 through August 31, 1995) is August 15, 1995. Accordingly, any August 15, 1995 Holder of Record who surrenders such Debenture(s) and requests conversion of the Debenture(s) (in whole or in part) effective on a date after August 15, 1995 but before September 1, 1995 must accompany such surrendered Debenture(s) with payment to the Company in New York Clearing House funds of an amount equal to the interest accruing on the Debentures from the date of conversion to September 1, 1995 on the portion of such Debentures being converted. No such interest payment, however, need be made: (i) by any Holder who surrenders Debentures after the date of this Notice and requests conversion (in whole or in part) effective on a date prior to August 15, 1995, or (ii) by any August 15, 1995 Holder of Record who surrenders Debentures after August 15, 1995 and requests conversion (in whole or part) effective on September 1, 1995. No fractional shares are issuable upon any conversion of Debentures, but in lieu thereof the Company will make an adjustment in cash (payable by check) at the current market value thereof computed to the nearest cent on the basis of the last reported sale price regular way of the Common Stock on the NASDAQ/NMS on the last business day prior to the date of conversion or, if there was no reported sale on that day, on the basis of the average of the reported closing bid and asked quotations regular way, on the NASDAQ/NMS on that day.


IMPORTANT INFORMATION FOR DEBENTURE HOLDERS

					Legal Counsel for the Company has advised that conversion of Debentures
					into Common Stock should not result in recognition of gain or loss under
					present Federal income tax laws (except with respect to any cash received
					in lieu of fractional shares). On the other hand, gain or loss will be
					recognized for Federal income tax purposes to those Debenture holders who
					sell their Debentures or surrender them for redemption. In either case,
					the interest payment due on September 1, 1995 (or in the case of
					conversion prior to September 1, 1995, interest to the date of conversion)
					will be taxable to the Debenture holder.

					For the convenience of Debenture holders, the Company has made available
					a Letter of Transmittal which the Company urges you (but does not
					require) to return, as instructed, with any Debentures being surrendered
					for conversion. A copy of the Letter of Transmittal is enclosed.
					Additional copies may be obtained from the Registrar and Transfer Agent,
					Wachovia Bank of South Carolina, N.A., Corporate Trust Operations -
					SC9324, Room 130-B, 101 Greystone Blvd., Columbia, S.C. 29226. If the
					Letter of Transmittal does not accompany a Debenture surrendered for
					conversion, then the Debenture holder must fill out the Conversion
					Notice on the reverse side of such Debenture.

					If payment for Debentures is to be made to other than the registered
					Holder, the Debentures must be accompanied by appropriate instruments of
					transfer executed by the registered Holder or his duly authorized agent
					or legal representative and payment of any applicable transfer taxes.


					IT IS IMPORTANT TO RETURN THE DEBENTURES BECAUSE FAILURE TO SURRENDER
					THE DEBENTURES TO THE REGISTRAR AND TRANSFER AGENT FOR CONVERSION BEFORE
					THE CLOSE OF BUSINESS ON SEPTEMBER 1, 1995 WILL AUTOMATICALLY RESULT IN
					SUCH DEBENTURES BEING DUE AND PAYABLE AND BEING REDEEMED AT A PRICE OF
					$1,039.38 (WHICH INCLUDES PREMIUM AND ACCRUED INTEREST) FOR EACH $1,000
					PRINCIPAL AMOUNT OF DEBENTURES. ON AND AFTER AUGUST 31, 1995 NO FURTHER
					INTEREST WILL ACCRUE ON THE DEBENTURES.


																																																SCI SYSTEMS, INC.


																																																Olin B. King /s/
																																																--------------------
																																																Olin B. King
																																														Acting Chief Financial Officer







	PRESS RELEASE
	(FOR IMMEDIATE RELEASE)
	Huntsville, Alabama
August 3, 1995 Contact: Ron Sibold at (205) 882-4131
	SCI Systems, Inc. announced today consolidated operating results for the fourth quarter and fiscal year ended June 30, 1995.

Sales for the fourth quarter of fiscal year 1995 were $842.3 million, a 44% increase over $584.5 million a year earlier. Fiscal year 1995 sales also increased 44% to $2.674 billion, compared to $1.853 billion in fiscal year 1994. Net income for fiscal year 1995 was $45.2 million, compared with
$21.2 million in fiscal year 1994.  Fourth quarter primary earnings per share
were $.50 in fiscal year 1995 and $.40 in fiscal year 1994.   Primary
earnings per share for fiscal year 1995 were $1.63, compared to $.76 in fiscal year 1994. Fully diluted earnings per share were $.48 in the fourth quarter and $1.56 for the full year; there was no dilution in fiscal year 1994.

Operating margins increased progressively throughout the year, as did asset turns. Higher state and foreign taxes led to a four percentage point increase in the effective income tax rate for the year. Dilution effects increased as a result of higher income tax rates and a markedly higher common stock price.

Order backlog at June 30, 1995 was $2.135 billion, compared to $1.235 billion at the end of fiscal year 1994. New orders received were $1.200 billion during the fourth quarter and $3.575 billion during the year, resulting in book-to-bill ratios of 1.43 and 1.34, respectively.

The Company also announced today it has called for redemption, on September 1, 1995, all of its outstanding 5 5/8% Convertible Subordinated
Debentures due March 1, 2012.

SCI Systems, Inc. is a diversified electronics manufacturer whose products and systems are supplied to a variety of aerospace, commercial and industrial customers.